SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 1999

                       BLOCK MORTGAGE FINANCE ASSET BACKED
                        CERTIFICATES SERIES 1999-1 TRUST
 (created under the Pooling and Servicing Agreement dated as of January 1, 1999, which Trust is the Issuer of Block Mortgage Finance
                    Asset Backed Certificates, Series 1999-1)
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

          333-65215-01                                   36-4270815
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     (Commission File Number)                  (IRS Employer Identification No.)

               One First National Plaza, Suite 0126
               Chicago, Illinois
               Attention:  Corporate Trust Administration,
               Block Mortgage Finance
               Asset Backed Certificates, Series 1999-1           60670-0126
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               (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (312) 407-0192


                                  Not applicable
            ------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 7.        FINANCIAL  STATEMENTS,  PRO  FORMA   FINANCIAL  INFORMATION   AND
               EXHIBITS

Exhibit 1 Underwriting Agreement Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-1

Exhibit 4 Pooling and Servicing Agreement Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-1

Exhibit 99.1 Certificate Guaranty Insurance Policy, Policy Number 28414, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-1, Group 1 Certificates

Exhibit 99.2 Certificate Guaranty Insurance Policy, Policy Number 28415, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-1, Group 2 Certificates

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BLOCK FINANCIAL CORPORATION, not in
                                    its individual capacity, but solely
                                    as a duly authorized agent of the
                                    Registrant pursuant to Section 8.17
                                    of the Pooling and Servicing Agreement,
                                    dated as of January 1, 1999


Date: February 5, 1999              By:  /s/ Bret G. Wilson
                                         ------------------------------
                                         Bret G. Wilson, Vice President


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


                                  EXHIBIT INDEX

        Exhibit No.                                       Description

            1                      Underwriting   Agreement  Relating  to  Block
                                   Mortgage Finance Asset Backed Certificates, Series 1999-1

            4                      Pooling  and  Servicing   Agreement  Relating
                                   to  Block  Mortgage  Finance   Asset   Backed
                                   Certificates, Series 1999-1

            99.1                   Certificate   Guaranty    Insurance   Policy,
                                   Policy   Number  28414,  Relating  to  Block
                                   Mortgage Finance Asset Backed Certificates, Series 1999-1, Group 1 Certificates

            99.2 Certificate Guaranty Insurance Policy, Policy Number 28415, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-1, Group 2 Certificates






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